SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 30, 2004

THE CHEESECAKE FACTORY INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26950 Agoura Road
Calabasas Hills, California 91301
(Address of principal executive offices)

Registrant's telephone number, including area code:
(818) 871-3000

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

        On March 16, 2004, the Board of Directors of the Company approved an Amended and Restated Code of Ethics for Executive Officers, Senior Financial Officers and Directors. A copy of the amended Code of Ethics is attached as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2004	THE CHEESECAKE FACTORY INCORPORATED

By: /s/ MICHAEL J. DIXON
————————————————
Michael J. Dixon
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Amended and Restated Code of Ethics for Executive Officers, Senior Financial Officers and Directors